JOINT VENTURE AGREEMENT

                                     BETWEEN

                            EMPYREAN BIOSCIENCE, INC.

                                       AND

                      INTERNATIONAL BIOSCIENCE CORPORATION

                           DATED AS OF AUGUST 9, 2000
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                                TABLE OF CONTENTS
                                                                            Page
1.  Definitions..............................................................  1

2.  Allocation of Rights to Commercialize the Licensed
    Products; Formation of IBC-Empyrean,  L.L.C..............................  5

3.  Closing..................................................................  7

4.  Conditions to Closing....................................................  7

5.  Management of IBC-Empyrean, L.L.C........................................ 10

6.  Manufacturing and Packaging.............................................. 11

7.  Registration of Shares and Option Shares................................. 12

8.  New Product Development; Non-Competition Covenants....................... 25

9.  Optima Litigation........................................................ 26

10. Representations & Warranties by Empyrean................................. 26

11. Representations & Warranties by IBC...................................... 28

12. Survival of Representations and Warranties............................... 31

13. Indemnification.......................................................... 31

14. Applicable Law........................................................... 33

15. Sole and Complete Agreement.............................................. 34

16. Notices.................................................................. 35

17. Assignment............................................................... 36

                                      (i)

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                                INDEX OF EXHIBITS

Exhibit A           Trademark License Agreement from Empyrean to IBC
Exhibit B           Trademark License Agreement from Empyrean to IBC-Empyrean
Exhibit C           Form S-4
Exhibit D           License Agreement from IBC to Empyrean
Exhibit E           Trademark License Agreement from IBC to Empyrean
Exhibit F           License Agreement from IBC to IBC-Empyrean
Exhibit G           Trademark License Agreement from IBC to IBC-Empyrean
Exhibit H           Certificate of Formation for IBC-Empyrean, L.L.C.
Exhibit I           IBC-Empyrean, L.L.C. Operating Agreement
Exhibit J           Option Agreement
Exhibit K           Voting Agreement
Exhibit L           Opinion of Kaye, Scholer, Fierman, Hays & Handler, LLP
Exhibit M           Opinion of Holtzman, Krinzman, Equels & Furia
Exhibit N           Schedule of Adverse Changes of Empyrean
Exhibit O           Schedule of Adverse Changes of IBC
Exhibit P           GEDA LOGO
Exhibit Q           Put Agreement

                                      (ii)
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                             JOINT VENTURE AGREEMENT


     This JOINT VENTURE AGREEMENT (the "Agreement"), made as of the 9th day of August, 2000 by and among INTERNATIONAL BIOSCIENCE CORPORATION ("IBC"), a Florida corporation, having an office at 777 South Flagler Drive, Phillips Point Building, East Tower, Suite 909, West Palm Beach, Florida 33401, and EMPYREAN BIOSCIENCE, INC. ("Empyrean"), a Wyoming corporation, having an office at 23800 Commerce Park Road, Suite A, Cleveland, Ohio 44122.

                                WITNESSETH THAT:

     WHEREAS, IBC and Empyrean desire to enter into a series of agreements as herein provided in connection with the commercialization of the Licensed Products derived from the Formulation (as hereinafter defined) in certain countries of the world;

     NOW,  THEREFORE,  in  consideration  of the  premises  and  of  the  mutual
undertakings   hereinafter   set  forth,   and  for  other  good  and   valuable
consideration, IBC and Empyrean hereby agree as follows:

1. DEFINITIONS.

         In  this  Agreement  the  following   terms  shall  have  the  meanings
hereinafter specified:

          (a) "Action" shall mean actions, suits, proceedings (including without limitation arbitration proceedings) and investigations.

          (b) "Affiliate" of a party shall mean any entity which controls, is controlled by or under common control with such party, and any joint venture (whether a corporation, partnership or other form of entity) in which such party has at least a one-third interest.
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          (c)  "Approved  Manufacturer"  shall mean a  manufacturer  of Licensed
Products approved by IBC-Empyrean, LLC.

          (d) "Approved Packager" shall mean a packager of Licensed Products approved by IBC-Empyrean, L.L.C.

          (e) "Bug Trademark" shall mean the "GEDA LOGO", used by IBC, Empyrean and IBC-Empyrean, L.L.C. on all products based on all Licensed Products in the form attached hereto as Exhibit P.

          (f) "Derivative Products" shall mean products hereinafter developed by IBC having an effective amount of Formulation therein and being of a different product category than those Licensed Products currently being manufactured.

          (g) "Empyrean Documents" shall mean collectively this Agreement; the License Agreement from IBC to Empyrean; the Trademark License Agreement from Empyrean to IBC; the Trademark License Agreement from Empyrean to IBC-Empyrean; the Trademark License Agreement from IBC to Empyrean; the Operating Agreement; the Put Agreement; the Option Agreement; and the Settlement Agreement.

          (h) "IBC Documents" shall mean collectively this Agreement; the License Agreement from IBC to IBC-Empyrean; the Trademark License Agreement from Empyrean to IBC; the Trademark License Agreement from the IBC to Empyrean; the Trademark License Agreement from IBC to IBC-Empyrean; the Operating Agreement; the Put Agreement; the Voting Agreement; the Option Agreement; and the Settlement Agreement.

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          (i) "Form S-4"  shall mean that  certain  Registration  Statement,  as amended (Registration No. 333-84147 filed by Empyrean with the Securities and Exchange Commission, in the form of Exhibit C attached hereto.

          (j) "Formulation" shall mean the proprietary formulation (including manufacturing technology and processes) comprising Benzalkonium Chloride as an active ingredient with Octoxynol 9 (and others) invented and created by DR. DAVID THORNBURGH and exclusively owned by IBC known as the GEDA line of products.

          (k) "Gel Product" shall mean the spermicide and microbicide contraceptive gel product embodying the Formulation presently being developed by IBC, also known as the GEDA Plus product, that is designed to prevent the transmission of sexually transmitted diseases including, but not limited to, gonorrhea, chlamydia, syphilis, Trichomonas, herpes I and II and HIV, and which is presently undergoing the appropriate and necessary United States governmental regulatory compliance process to permit Empyrean to include such product as a Licensed Product hereunder.

          (l)  "Governmental   Agency"  shall  mean  any  governmental   agency,
instrumentality, department, commission or board, domestic or foreign.

          (m) "License Agreement from IBC to Empyrean" shall mean that certain license agreement between IBC and Empyrean relating to commercialization of the Licensed Products in the United States in the form of Exhibit D attached hereto.

          (n) "License Agreement from IBC to IBC-Empyrean" shall mean that certain license agreement between IBC and IBC-Empyrean, L.L.C. relating to commercialization of the Licensed Products in the world, except the United States and Brazil, in the form of Exhibit F attached hereto.

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          (o) "Licensed Products" shall mean products having an effective amount of the Formulation therein and having all necessary government approval for commercialization, including, but not limited to, the Lotion Products, Gel Product and any Derivative Products developed by IBC.

          (p) "Lotion Products" (also known as GEDA Lotion) shall mean the hand sanitizing lotion presently being manufactured for Empyrean by Canadian Custom Packaging and sold by Empyrean as a Licensed Product, and presently being marketed by Empyrean under appropriate and necessary United States governmental regulatory compliance.

          (q)  "IBC-Empyrean,   L.L.C.  Certificate"  shall  mean  that  certain
certificate of formation relating to IBC-Empyrean, L.L.C. in the form of Exhibit H attached hereto.

          (r) "Operating Agreement" shall mean that certain IBC-Empyrean, L.L.C. Operating Agreement in the form of Exhibit I attached hereto.

          (s) "Option Agreement" shall mean that certain option agreement between Empyrean and IBC relating to 2,226,000 shares of Empyrean common stock in the form of Exhibit J attached hereto.

          (t) "Optima Litigation" shall mean Cases No. 98-11552 CA (09), 98-23428 CA (23) and 98-15352 CA (25) now pending in the Circuit Court of Dade County Florida, and Case No. 00-8300-CIV-Dimitrouleas, now pending in the United States District Court of the Southern District of Florida.

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          (u) "Put Agreement" shall mean that certain put agreement  between IBC and Empyrean in the form attached hereto as Exhibit Q.

          (v) "Territory" shall mean all the countries of the world, excluding the United States and Brazil.

          (w) "Trademark License Agreement from Empyrean to IBC" shall mean that certain trademark license agreement between Empyrean and IBC relating to use of the Preventx trademark in Brazil in the form of Exhibit A attached hereto.

          (x) "Trademark License Agreement from Empyrean to IBC-Empyrean" shall mean that certain trademark license agreement between Empyrean and IBC-Empyrean, L.L.C. relating to use of the Preventx trademark in the world, except the United States and Brazil, in the form of Exhibit B attached hereto.

          (y) "Trademark License Agreement from IBC to Empyrean" shall mean that certain trademark license agreement between IBC and Empyrean relating to use of the BUG Trademark in the United States, in the form of Exhibit E attached hereto.

          (z) "Trademark License Agreement from IBC to IBC-Empyrean" shall mean that certain trademark license agreement between IBC and IBC-Empyrean, L.L.C. relating to use of the BUG Trademark in the world, except the United States and Brazil, in the form of Exhibit G attached hereto.

          (aa) "Voting Agreement" means that certain Voting Agreement between IBC and Lawrence D. Bain in the Form of Exhibit K attached hereto.

2. ALLOCATION OF RIGHTS TO COMMERCIALIZE THE LICENSED PRODUCTS; FORMATION OF IBC-EMPYREAN, L.L.C.

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     2.1 It is the  intention and agreement of the parties to allocate the right to commercialize the Licensed Products between them as follows:

          (a) United States. The right to commercialize the Licensed Products in the United States shall be granted to Empyrean, pursuant to the terms and conditions of the License Agreement from IBC to Empyrean, contemplating, among other matters, certain payments to IBC pursuant to the terms and conditions of that agreement.

          (b) Brazil. The right to commercialize the Licensed Products in Brazil shall be retained by IBC, and in that connection the parties shall enter into the Trademark License Agreement from Empyrean to IBC, contemplating, among other matters, certain payments to Empyrean pursuant to the terms and conditions of that agreement.

          (c) Remainder of the World. The right to commercialize the Licensed Products in the world, except the United States and Brazil, shall be granted to IBC-Empyrean, L.L.C., and in connection with such intention (A) IBC and IBC-Empyrean, L.L.C. shall enter into the License Agreement from IBC to IBC-Empyrean, (B) IBC and IBC-Empyrean, L.L.C. shall enter into the Trademark License Agreement from IBC to IBC-Empyrean, and (C) Empyrean and IBC-Empyrean, L.L.C. shall enter into the Trademark License Agreement from Empyrean to IBC-Empyrean.

          (d) Manufacturing. Manufacturing of the Licensed Products shall be governed by Section 6 herein.

     2.2 In order to facilitate the commercialization of the Licensed Products in the world, except the United States and Brazil, Empyrean and IBC agree to (A) enter into the IBC-Empyrean, L.L.C. Operating Agreement, and become members of IBC-Empyrean, L.L.C. as therein contemplated, and (B) cause the IBC-Empyrean,

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L.L.C.  Certificate to be filed with the Delaware Secretary of State's office on or prior to the Closing.

     2.3 All expenses incurred by either IBC or Empyrean in connection with the formation of IBC-Empyrean, L.L.C. shall be borne and paid for by either IBC or Empyrean, as the case may be, unless otherwise agreed by the parties. All expenses incurred by each party in connection with the negotiation and implementation of this Agreement and the various license and trademark agreements ancillary hereto shall be borne and paid for by such party.

3. CLOSING.

     Unless any condition to the Closing shall not have been waived or satisfied, consummation of the transactions contemplated hereby shall be effected as soon as practicable, and in any event on or before the close of business on August 10, 2000, unless such date shall have been extended by written agreement of the parties. The closing ("Closing") shall take place at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP, Phillips Point, West Tower, Suite 1002, 777 South Flagler Drive, West Palm Beach, FL 33401, or such other place, and on such date and time as the parties may agree.

4. CONDITIONS TO CLOSING.

     4.1 IBC Conditions Precedent. The obligations of IBC to effect the Closing shall be subject to the satisfaction at or prior to Closing of the following conditions, any one of which may be waived in writing by IBC in its sole discretion:

          (a) Execution of Agreements. Empyrean shall have duly executed and delivered each of the Empyrean Agreements.

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          (b) Representations and Warranties. All representations and warranties of Empyrean contained in each Empyrean Agreement shall be true and correct at and as of the Closing, and Empyrean shall have performed in all material respects all agreements and covenants required to be performed by it in each Empyrean Agreement.

          (c) Consents. All consents, approvals and waivers from third parties, governmental entities and others necessary to permit Empyrean to enter into and consummate the transactions contemplated by each Empyrean Agreement shall have been obtained.

          (d) No Governmental Proceedings or Litigation. No action by any Governmental Entity or third party shall have been instituted or threatened which questions the validity or legality of the transactions contemplated by any Empyrean Agreement and which could reasonably be expected to affect markedly the ability of Empyrean to fulfill its obligations under each Empyrean Agreement other than the Optima Litigation.

          (e) Opinion of Counsel. Empyrean shall have delivered to IBC an opinion of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to Empyrean, dated as of the Closing, to the effect and substantially in the form of Exhibit L hereto.

          (f)  Certificates.   Empyrean  shall  have  furnished  IBC  with  such
certificates of Empyrean's officers and others to evidence compliance with the conditions set forth in this Article 4 as may be reasonably requested by IBC.

          (g) RESERVED.

          (h) Corporate Documents. IBC shall have received from Empyrean resolutions adopted by the board of directors of Empyrean approving each Empyrean Agreement and the transactions contemplated thereby, certified by Empyrean's corporate secretary.

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          (i) Grant Shares. Empyrean shall have delivered a stock certificate to
IBC representing 5,000,000 duly authorized, fully-paid and non-assessable shares of Empyrean's common stock, no par value.

          (j) Option Agreement. Empyrean shall have duly executed and delivered to IBC the Option Agreement.

          (k) Put Agreement. Empyrean shall have duly executed and delivered to IBC the Put Agreement.

     4.2 Empyrean Conditions Precedent. The obligations of Empyrean to effect the Closing shall be subject to the satisfaction at or prior to Closing of the following conditions, any one of which may be waived by Empyrean in its sole discretion:

          (a) Execution of Agreements. IBC shall have duly executed and delivered each of the IBC Agreements.

          (b) Representations and Warranties. All representations and warranties of IBC contained in each IBC Agreement shall be true and correct at and as of the Closing, and IBC shall have performed in all material respects all agreements and covenants required to be performed by it in each IBC Agreement.

          (c) Consents. All consents, approvals and waivers from third parties, governmental entities and others necessary to permit IBC to enter into and consummate the transactions contemplated by each IBC Agreement shall have been obtained.

          (d) No Governmental Proceedings or Litigation. No action by any Governmental Entity or third party shall have been instituted or threatened which questions the validity or legality of the transactions contemplated by any

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IBC  Agreement  and which could  reasonably  be expected to affect  markedly the ability of IBC to fulfill its obligations under each IBC Agreement, other than the Optima Litigation.

          (e) Opinion of Counsel. IBC shall have delivered to Empyrean an opinion of Holtzman, Krinzman, Equels & Furia, counsel to IBC, dated as of the Closing, to the effect and substantially in the form of Exhibit M hereto.

          (f) Certificates.IBC shall have furnished Empyrean with such certificates of IBC's officers and others to evidence compliance with the conditions set forth in this Article 4 as may be reasonably requested by Empyrean.

          (g) RESERVED.

          (h) Corporate Documents. Empyrean shall have received from IBC resolutions adopted by the board of directors of IBC approving each IBC Agreement and the transactions contemplated thereby, certified by IBC corporate secretary.

          (i) Voting Agreement. IBC shall have duly executed and delivered to Empyrean the Voting Agreement.

          (j) Put Agreement. IBC shall have duly executed and delivered to Empyrean the Put Agreement.

5. MANAGEMENT OF IBC-EMPYREAN, L.L.C.

     The  parties  agree  that  the  management  and  corporate   governance  of
IBC-Empyrean, L.L.C. shall be undertaken in accordance with the terms and provisions of the IBC-Empyrean, L.L.C. Operating Agreement.

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6. MANUFACTURING AND PACKAGING.

     6.1 The parties agree that all Licensed Products shall only be manufactured by an Approved Manufacturer.

     6.2 (a) The parties agree that IBC shall have no obligation to deliver the Formulation to an Approved Manufacturer unless and until such Approved Manufacturer has entered into a confidentiality agreement with IBC, to the satisfaction of IBC, that prohibits such Approved Manufacturer from revealing any proprietary and confidential information relating to the Formulation to any third parties, including Empyrean and IBC-Empyrean, L.L.C. IBC covenants and agrees that, upon execution of the confidentiality agreement, it shall provide each Approved Manufacturer with the Formulation, and appropriate written documentation of the Formulation, sufficient to permit the Approved Manufacturer to make and manufacture the Licensed Products. Empyrean agrees and acknowledges it has no right to obtain access to the confidential and proprietary information included in the Formulation.

          (b) Notwithstanding Section 6.2 (a) above, IBC represents and warrants that the complete Formulation, when available but within six months of executing this Agreement, will be placed in escrow at the law offices of Holtzman,

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Krinzman, Equels and Furia. IBC further agrees that, notwithstanding Section 6.2
(a) above, in the event IBC fails or otherwise refuses to deliver, upon execution of the confidentiality agreement, the complete Formulation to any
Approved   Manufacturer,   then  in  such  event,   the  board  of  managers  of
IBC-Empyrean, L.L.C. may direct that the Formulation be released from escrow and delivered to such an Approved Manufacturer. An escrow agreement setting forth this obligation and authorizing Holtzman, Krinzman, Equels and Furia to release the Formulation to an Approved Manufacturer shall be signed by the parties within thirty (30) days after the date of this Agreement.

     6.3 The parties agree that all Licensed Products shall only be packaged by an Approved Packager.

7. REGISTRATION OF SHARES AND OPTION SHARES.

     7.1 Obligation to Register. Empyrean covenants and agrees that it will use best efforts to file, as promptly as possible, an amendment to the Registration Statement on Form S-4 (Registration No. 333-84147) filed by Empyrean with the Securities Exchange Commission (the "SEC") on ________ __, 2000 (hereafter, as so amended, the "Registration Statement"), which amendment will, among other matters, seek to register for public resale by IBC from time to time in accordance with applicable law and regulations (i) the 5,000,000 shares of Empyrean common stock to be issued to IBC pursuant to Section 4.1(i) hereof (the "Shares"), (ii) the option and the 2,226,000 option shares (the "Option Shares") to be granted to IBC pursuant to the terms of the Option Agreement and (iii) approximately 476,000 shares of Empyrean common stock issued to IBC in April, 2000.

     7.2 Registration Procedures.

          (a) In connection with the registration obligations of Empyrean pursuant to and in accordance with Section 7.1 hereof, Empyrean shall use its best efforts to obtain effectiveness of such registration to permit the sale of the Shares and Option Shares in accordance with the intended method or methods of disposition thereof, and shall continue to use its best efforts to maintain such effectiveness for the registration until the Shares and the Option Shares, have been disposed of pursuant to the Registration Statement (the "Applicable Period"), and pursuant thereto Empyrean shall as expeditiously as possible and subject to the terms and conditions herein:

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               (i) within sixty (60) days from the date of the Closing,  prepare and file with the SEC the Registration Statement for the sale of the Shares and the Option Shares on Form S-4 (or such other form for which Empyrean and the registration contemplated by Section 7.1 are eligible) and use its best efforts to cause the Registration Statement to become effective;

               (ii) prepare and file with the SEC such amendments (including post-effective amendments) to the Registration Statement, and such supplements to the related prospectus, as may be required by the applicable rules, regulations or instructions under the Securities Act of 1933, as amended (the "Securities Act") during the Applicable Period in accordance with the intended methods of disposition specified by IBC of the Shares and Option Shares covered by the Registration Statement; make generally available as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that Empyrean shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities Act), and cause the related prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; provided, however, that before filing the Registration Statement or prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), Empyrean shall furnish to IBC and its counsel for review and comment, copies of all documents required to be filed;

               (iii) notify IBC promptly and (if requested) confirm such notice in writing, (1)when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any

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post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the related prospectus or for additional information regarding IBC, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,
(4) of the receipt by Empyrean of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares or the Option Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (5) of the happening of any event that requires the making of any changes in the Registration Statement, prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (iv) use its best efforts to prevent the issuance of any stop order or suspension of effectiveness of the Registration Statement or to obtain at the earliest possible moment the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Shares or Option Shares for sale in any jurisdiction in the United States;

               (v) furnish to IBC, counsel for IBC and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement, as declared effective by the SEC, and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, any amended preliminary prospectus, each final prospectus and any

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post- effective  amendment or supplement  thereto, as IBC may reasonably request in order to facilitate the disposition of the Shares or Option Shares of IBC covered by the Registration Statement in conformity with the requirements of the Securities Act;

               (vi) prior to any public offering of Shares or Option Shares covered by the Registration Statement, register or qualify such Shares and Option Shares for offer and sale under the United States state securities or Blue Sky laws of such jurisdictions as IBC shall reasonably request in writing, to keep such registration or qualification in effect for so long as such registration remains in effect, and take any other action which may be reasonably necessary or advisable to enable IBC to consummate the disposition of the Shares and Option Shares in such jurisdictions; provided, however, that Empyrean shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;

               (vii) upon the occurrence of any event contemplated by Section 7.2(a)(iii)(5) above, promptly prepare and furnish to IBC a reasonable number of copies of a supplement or post-effective amendment to the Registration Statement or the related prospectus or any document incorporated or deemed to be incorporated therein by reference and file any other required document so that, as thereafter delivered to the purchasers of the Shares or Option Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (viii)  promptly list all Shares and Option Shares covered by the
Registration Statement on any national securities exchange or automated inter-dealer quotation system on which similar securities issued by Empyrean are then listed or quoted, if the listing or quoting of such securities is then permitted under the rules of such exchange or quotation system;

               (ix) make available for inspection by IBC, and any attorney, accountant or other agent retained by IBC (collectively, the "Inspectors"), all financial and other records and other information, pertinent corporate documents and properties of Empyrean and its subsidiaries (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibilities; provided, however, that the Records that Empyrean determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless (x) such Inspector signs a confidentiality agreement reasonably satisfactory to Empyrean (which shall permit the disclosure of such Records in the Registration Statement or the related prospectus if necessary to avoid or correct a material misstatement in or material omission from the Registration Statement or prospectus) or (y) either (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or
(ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided further, however, that
(A) any decision  regarding the disclosure of information  pursuant to subclause
(i) shall be made only after consultation with counsel for the applicable Inspectors and Empyrean and (B) with respect to any release of Records pursuant to subclause (ii), IBC agrees that it shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to Empyrean so that Empyrean, at Empyrean's expense, may undertake appropriate action to prevent disclosure of such Records;

               (x) comply with all applicable rules and regulations of the SEC, and not file (or withdraw or correct) any amendment or supplement to such registration statement or prospectus to which IBC shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder; and

               (xi) provide a transfer agent and register for all Shares and Option Shares covered by such registration statement not later than the effective date of such registration statement.

          (b) In connection with the preparation and filing of each registration statement under the Securities Act, Empyrean will give IBC, the underwriters, if any, and their respective counsel and accountants, the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such reasonable opportunities to discuss the business of Empyrean with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

     7.3 Registration Expenses. Whether or not the Registration Statement is filed or becomes effective, Empyrean shall pay all costs, fees and expenses incident to Empyrean's performance of or compliance with this Agreement, including (i) all registration and filing fees, including NASD filing fees, (ii) all fees and expenses of compliance with state securities or Blue Sky laws, including reasonable fees and disbursements of Empyrean's counsel in connection therewith, (iii) printing expenses (including expenses of printing certificates for the Shares and Option Shares and of printing prospectuses if the printing of prospectuses is requested by IBC or the managing underwriter, if any), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for Empyrean, (vi) fees and disbursements of all independent certified public accountants of Empyrean (including expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by Empyrean in connection with the Registration Statement, (vii) fees and disbursements of one counsel, other than Empyrean's counsel, to represent IBC,
(viii) fees and disbursements of underwriters customarily paid by the issuers or sellers of securities and (ix) all other costs, fees and expenses incident to Empyrean's performance or compliance with this Agreement. Notwithstanding the foregoing, any discounts, commissions or brokers' fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the Shares or Option Shares by IBC, will be payable by IBC and Empyrean will have no obligation to pay any such amounts.

     7.4 Indemnification by Empyrean. Empyrean shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, IBC, its officers, directors and agents and employees, each person who controls IBC (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, from and against any and all losses, claims, damages, liabilities, judgment, costs (including, without limitation, costs of investigation, preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement or the related prospectus or in any amendment or supplement thereto, or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to Empyrean by or on behalf of IBC expressly for use therein.

     7.5 Indemnification by IBC. In connection with the Registration Statement in which IBC is participating, IBC shall indemnify and hold harmless, to the full extent permitted by law, Empyrean, its directors, officers, agents and employees, each person who controls Empyrean (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling persons, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement or the related prospectus or any amendment or supplement thereto, or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon any information furnished in writing by or on behalf of IBC to Empyrean expressly for use therein.

     7.6 Conduct of Indemnification Proceedings. If any person shall be entitled to indemnity under Section 7.4 or 7.5 (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that (i) an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of such indemnified party unless: (1) the indemnifying party agrees to pay such fees and expenses; (2) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; or (3) the named parties to any proceeding (including impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it that are inconsistent with those available to the indemnifying party or that a conflict of interest is likely to exist among such indemnified party and any other indemnified parties (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party); and (ii) subject to clause (3) above, the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnifying party shall not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). The indemnifying party shall not consent to entry of any judgment or enter into any settlement unless (i) there is no finding or admission of any violation of any rights of any person and no effect on any other claims that may be made against the indemnified party, (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party and (iii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

     7.7 Investment Statements. IBC understands that neither the Shares nor the Option Shares have been registered under the Securities Act or under any state securities or "blue sky" laws, and, except as provided in the Section 7.1 herein, the Empyrean has no obligation to file a registration statement under the Securities Act in respect of the Shares or the Option Shares and, therefore, the Shares or the Option Shares cannot be offered or sold by IBC in the United States without registration under the Securities Act and the securities laws of all applicable states of the United States, unless an exemption from registration is available or registration is not required. IBC also understands that the Shares and Option Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon IBC's representations contained in the Agreement. IBC hereby represents and warrants to Empyrean as follows:

          (a) IBC Bears Economic Risk. IBC has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Empyrean so that it is capable of evaluating the merits and risks of its investment in Empyrean and has the capacity to protect its own interests. IBC must bear the economic risk of this investment indefinitely unless the Shares or the Option Shares are registered pursuant to the Securities Act, or an exemption from registration is available. IBC understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the IBC to transfer all or any portion of the Shares or the Option Shares under the circumstances, in the amounts or at the times IBC might propose.

          (b) Acquisition for Own Account. IBC is acquiring the Shares and the Option Shares for IBC's own account.

          (c) IBC Can Protect Its Interest. IBC represents that by reason of its, or of its management's, business or financial experience, IBC has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. IBC is not a corporation, trust or partnership specifically formed for the purpose of consummating these transactions.

          (d) Accredited Investor. IBC represents that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (e) Legend. Upon initial issuance and thereafter until transferred pursuant to an effective registration statement under the Securities Act and qualified under applicable state securities or blue sky laws, or until receipt by Empyrean of a written opinion of counsel to IBC reasonably acceptable to Empyrean to the effect that such legend is not required in order to ensure compliance with the Securities Act and state securities laws, the certificate or certificates representing any Shares or Option Shares shall bear a legend reading substantially as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER.

     7.8 Failure to go Effective. (a) In the event the Registration Statement has not gone effective on or prior to the 90th calendar day following the date on which the Registration Statement, as amended, is filed with the Securities and Exchange Commission or if the Registration Statement has gone effective on any date thereafter on which during the Applicable Period, with the allowance for and after the passage of a 60-day cure period pursuant to which Empyrean shall have had the opportunity to make the Registration Statement effective within such Applicable Period, the Registration Statement is no longer effective (the "Default Date"), then:

               (i) on the 30th business day following such Default Date, Empyrean shall issue to IBC 100,000 shares of Empyrean's common stock; and

               (ii) on every successive 30-day anniversary of the Default Date, in the event the Registration Statement is not effective on such anniversary date, Empyrean shall issue to IBC 100,000 shares of Empyrean Common Stock.

          (b) Following the Default Date and until the Registration Statement shall have gone effective, Empyrean agrees to indemnify IBC, in the manner hereafter provided, for any loss on the Sale of Indemnified Shares. For purposes of this Section 7.8 (b):

               (i) a "Loss" with respect to a Sale of any share of Empyrean common stock shall be the difference, if any, between (1) the closing price of such share of common stock on the securities exchange or automated quotation system on which transactions in such shares of common stock are effected (the "Closing Price") and (2) the per share price realized by IBC in connection with such sale.

               (ii) "Indemnified Shares" shall mean the greater of (A) 1,000,000 shares of Empyrean common stock or (B) such number of shares of Empyrean common stock having an aggregate market value, as measured by the Closing Price on the date of such sale, of $1,000,000.

               (iii) a "Sale" shall mean a bona-fide, arm's length transaction effected by IBC with a third party (not an affiliate of IBC) pursuant to an applicable exemption from Federal and state securities laws.

          (c) In the event  Empyrean is required to  indemnify  IBC  pursuant to
Section 7.8(b) above, then, within 30 days of the date of the Sale of the Indemnified Shares, Empyrean agrees to pay for such loss on the Sale of the Indemnified Shares (i) in cash or (ii) by the issuance of shares of Empyrean capital stock to IBC.

     7.9 Shares Subject to Voting Agreement. The Shares and the Option Shares shall be subject to the terms and provisions of the Voting Agreement. Pursuant to the terms of the Voting Agreement, IBC shall be free at any time to sell any or all of the Shares or Option Shares to third parties, whether by public resale pursuant to an effective registration statement or pursuant to any valid exemption from the registration requirements under applicable federal and state securities laws. The removal and applicability of the voting restrictions relating to such Shares and Option Shares sold by IBC to third parties shall be governed by the provisions of the Voting Agreement.

8. NEW PRODUCT DEVELOPMENT; NON-COMPETITION COVENANTS.

     8.1 New Product Development. The parties contemplate that the development of new Licensed Products for sale by Empyrean in the United States, IBC in Brazil and IBC-Empyrean, L.L.C. in the remainder of the world will be co-ordinated by a four-person team to include medical/scientific personnel of IBC (two people) and marketing personnel of Empyrean (two people), and such team will consider new product development in light of mutually-agreed upon criteria that take into account both scientific and marketing issues.

     8.2 IBC and Empyrean Covenants Relating to the World, except the United States and Brazil. Each of IBC and Empyrean covenants to each other and to IBC-Empyrean, L.L.C. that neither IBC nor Empyrean, respectively, will sell, market or distribute in the Territory any product which is in any material manner competitive with any Licensed Product then being sold, marketed or distributed by IBC-Empyrean, L.L.C. in any such country.

     8.3 Sales by IBC-Empyrean, L.L.C. in the United States or Brazil. In the event any distributor or customer of IBC-Empyrean, L.L.C. sells any Licensed Products in the United States or Brazil, IBC or Empyrean as the case may be, may provide notice to IBC-Empyrean, L.L.C. of such third party sales. IBC-Empyrean, L.L.C. agrees to take all action necessary and appropriate to cease all sales from IBC-Empyrean, L.L.C. to such customer or distributor, unless another appropriate action is approved by IBC-Empyrean. L.L.C.

9. OPTIMA LITIGATION. In the event any court of law with jurisdiction in the Optima Litigation enters any judgment or interlocutory order which limits or precludes the right of Empyrean, from the date of such judgment or order, to use, have used, sell or have sold the Licensed Product anywhere in the world except Brazil, then in such event:

               (i) the parties agree and consent that Empyrean shall be deemed damaged thereby. The issue of the amount of damage (and only such issue) shall be submitted by the parties to arbitration pursuant to the "fast track" procedures established by the American Arbitration Association and in accordance with Section 14.3 hereof; and

               (ii) in order to secure any obligation owed by IBC to Empyrean resulting from such arbitration, IBC shall, to the extent then permitted by law, upon commencement of the arbitration, assign to Empyrean, or otherwise grant to Empyrean the highest priority perfected security interest IBC is permitted to assign or otherwise grant in, all of IBC's rights, benefits and/or interest in commercializing the Licensed Products in the United States.

10. REPRESENTATIONS & WARRANTIES BY EMPYREAN. Empyrean represents and warrants to IBC that:

     10.1 Organization and Good Standing. Empyrean is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite power to carry on its business as now being conducted.

     10.2 Authority; Noncontravention. Empyrean has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Empyrean and the consummation by Empyrean of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Empyrean. This Agreement has been duly executed and delivered by Empyrean and constitutes a valid and binding obligation of Empyrean, enforceable against Empyrean in accordance with its terms, except that such enforceability
(i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

          (a) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of Empyrean or any of its subsidiaries pursuant to, any provision of (i) the certificate of incorporation or by-laws of Empyrean or any provision of the comparable charter, or organizational documents of any of its subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, material lease or other material agreement, instrument, permit, concession franchise or license applicable to Empyrean or any of its subsidiaries or their respective properties, assets or business or (iii) subject to the governmental filings and other matters referred to in clause (c) below, any statute, law, rule, regulation, judgment, order or decree applicable to Empyrean or any of its subsidiaries or their respective properties or assets, other than in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights or liens that individually or in the aggregate would not (x) have a material adverse effect on Empyrean, (y) impair in any material respect the ability of Empyrean to perform its obligations under this Agreement or (z) prevent or materially delay the consummation of any of the transactions contemplated by this Agreement.

          (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local government or any court, administrative agency, regulatory body, commission or other governmental authority or agency, domestic or foreign, is required by or with respect to Empyrean or any of its subsidiaries in connection with the execution and delivery of this Agreement by Empyrean or the consummation by Empyrean of the transactions contemplated by this Agreement other than (i) the Form S-4, (ii) the IBC-Empyrean, L.L.C. Certificate and (iii) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a material adverse effect on Empyrean or prevent or materially delay the consummation of any of the transactions contemplated by this Agreement.

     10.3. Litigation. With the exception of the Optima Litigation, there is no action, suit, claim, audit, investigation or legal, administrative or arbitration proceeding pending or, to the knowledge of Empyrean, threatened against or affecting Empyrean, whether civil or criminal in nature, whether or not purportedly on behalf of Empyrean and whether before or by any Governmental Agency, nor, to the knowledge of Empyrean, is there any basis for any of the foregoing. There is no judgment, decree, injunction, rule or order of any Governmental Agency outstanding against Empyrean. Empyrean is not in default under any judgment, decree, injunction or order.

11. REPRESENTATIONS & WARRANTIES BY IBC. IBC represents and warrants to Empyrean that:

     11.1 Organization and Good Standing. IBC is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite power to carry on its business as now being conducted.

     11.2 Authority; Noncontravention. IBC has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by IBC and the consummation by IBC of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of IBC. This Agreement has been duly executed and delivered by IBC and constitutes a valid and binding obligation of IBC, enforceable against IBC in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

          (a) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of IBC or any of its subsidiaries pursuant to, any provision of (i) the certificate of incorporation or by-laws of IBC or any provision of the comparable charter, or organizational documents of any of its subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, material lease or other material agreement, instrument, permit, concession franchise or license applicable to IBC or any of its subsidiaries or their respective properties, assets or business or (iii) subject to the governmental filings and other matters referred to in clause (c) below, any statute, law, rule, regulation, judgment, order or decree applicable to IBC or any of its subsidiaries or their respective properties or assets, other than in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights or liens that individually or in the aggregate

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would not (x) have a material  adverse effect on IBC, (y) impair in any material respect the ability of IBC to perform its  obligations  under this  Agreement or
(z) prevent or materially delay the consummation of any of the transactions contemplated by this Agreement.

          (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local government or any court, administrative agency, regulatory body, commission or other governmental authority or agency, domestic or foreign, is required by or with respect to IBC or any of its subsidiaries in connection with the execution and delivery of this Agreement by IBC or the consummation by IBC of the transactions contemplated by this Agreement (excluding such consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a material adverse effect on IBC or prevent or materially delay the consummation of any of the transactions contemplated by this Agreement.

     11.3 Litigation. With the exception of the Optima Litigation and a potential claim by Farida Darbar against IBC, there is no action, suit, claim, audit, investigation or legal, administrative or arbitration proceeding pending or, to the knowledge of IBC, threatened against or affecting IBC, whether civil or criminal in nature, whether or not purportedly on behalf of IBC and whether before or by any Governmental Agency, nor, to the knowledge of IBC, is there any basis for any of the foregoing. There is no judgment, decree, injunction, rule or order of any Governmental Agency outstanding against IBC. IBC is not in default under any judgment, decree, injunction or order.

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12.  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.   All  representations  and
warranties contained herein or in any certification or instrument delivered pursuant to this Agreement, any Empyrean Agreement or any IBC Agreement shall survive the execution and delivery hereof or thereof, respectively.

13. INDEMNIFICATION.

     13.1  Indemnification  by Empyrean.  Without prejudice to the provisions of
Section 7.4 hereof relating to the Registration Statement (such Section 7.4 to be controlling with respect to the circumstances addressed therein), Empyrean agrees to indemnify, save and hold harmless IBC and its Affiliates, and its and their respective representatives, from and against all costs, losses, liabilities and damages (including, without limitation, attorneys' fees and expenses) (collectively, "Damages") incurred in connection with or arising out of or resulting from the breach of any representation, warranty or covenant contained herein or in any Empyrean Agreement. The term "losses" as used in this
Section 13.1 hereof is not limited to matters asserted by third parties against IBC, its Affiliates or representatives, but includes losses incurred or sustained in the absence of third party claims.

     13.2 Indemnification by IBC. Without prejudice to the provisions of Section
7.5 hereof relating to the Registration Statement and Section 9 hereof relating to the Optima Litigation (such Section 7.5 and Section 9 to be controlling with respect to the circumstances therein addressed), IBC agrees to indemnify, save and hold harmless Empyrean, its Affiliates, and its and their respective representatives, from and against any and all Damages incurred in connection with or arising out of or resulting from the breach of any representation, warranty or covenant contained in any IBC Agreement.

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     13.3  Conduct  of  Indemnification  Proceedings.  If any  person  shall  be entitled to indemnity under Section 13.1 or 13.2, such indemnified party shall give prompt notice to the party from which such indemnity is sought of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure. The indemnifying party shall have the right to assume, at the indemnifying party's expense, the defense of any such claim or proceeding.

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14. APPLICABLE LAW.

     14.1 This Agreement, its terms and conditions and all business conducted hereunder shall be governed and interpreted under the laws of the State of Florida, without regard to conflict of laws provisions.

     14.2 The parties will first attempt to settle each and every dispute, controversy or claim, whether based in contract, tort, statute, fraud, misrepresentation, or any other legal theory, arising out of or relating to this Agreement ("Dispute(s)"), through good faith negotiations. Except for court actions specifically allowed in the IBC Documents and Empyrean Documents or for any actions brought for wrongful termination or to seek termination of this Agreement, any Dispute not resolved within 30 days or such other period as the parties mutually agree in writing, will be then settled by final and binding arbitration in accordance with this Section 14.

     14.3 Any dispute arbitrated in accordance with the terms of this agreement shall be conducted in Miami-Dade County or Palm Beach County Florida by one neutral arbitrator, in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). Each party will bear its own expenses and the parties will equally share the filing and other administrative fees of the AAA and the expenses of the arbitrator. An award may be confirmed and judgment entered in any court having competent jurisdiction. The arbitrator will not have the power to award any consequential or punitive damages. The arbitrability of any Dispute, including those as to the enforceability of this Section, the applicability of statutes of limitations and questions of issue preclusion, will be determined solely by the arbitrator. This Section will be governed and enforced under the Federal Arbitration Act, 9 U.S.C. Sections 1 to 16. The local law of the State of Florida, except its laws or arbitration and choice of laws, will apply to all substantive matters

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pertaining  to this  Agreement.  Any party may seek a temporary  injunction in a court of competent jurisdiction to the limited extent necessary to preserve the status quo during the pendency of final resolution of a Dispute in accordance with this Section. The statute(s) of limitation applicable to any Dispute will be tolled upon initiation of the Dispute resolution procedures under this Section and will remain tolled until the Dispute is resolved under this Section.

     14.4 In the event any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the remaining terms shall remain in full force and effect, to effectuate this Agreement in accordance with its intent. Headings, title and subtitles of this Agreement are for convenience of reference only and are not to be considered in construing the terms of this Agreement.

15. SOLE AND COMPLETE AGREEMENT.

     15.1 This Agreement is the sole and complete statement of the parties of their rights and obligations with respect to the subject matter hereof. This Agreement is an integrated agreement and replaces and supersedes any and all previous obligations and agreements between the parties. The parties hereto recognize and agree that no representations or warranties have been made except as set forth in this Agreement. Except as may otherwise be expressly provided herein, by signing this Agreement the parties expressly release each other from any and all existing obligations that pre-date this Agreement as if such obligations have been fully performed and satisfied. Any amendments to this Agreement shall be in writing and executed by both parties hereto.

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16. NOTICES.

     16.1 All notices, requests, demands, instructions, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally, (ii) mailed postage prepaid by certified mail, return receipt requests, (iii) sent by a nationally recognized express courier service requiring a signature by the recipient, postage or delivery charges prepaid, at the address hereinafter specified, or to such other address as the parties may advise each other in writing from time to time. Any notice shall be addressed as follows:


                           As to IBC:


                           Ms. Sara Gomez de Ferro
                           International Bioscience Corporation
                           777 South Flagler Drive
                           Phillips Point Building
                           East Tower, Suite 909
                           West Palm Beach, Florida 33401


                           With a copy to:


                           Mr. Joseph L. Raia, Esq.
                           Holtzman, Krinzman, Equels & Furia
                           2601 South Bayshore Drive, Suite 600
                           Miami, Florida 33133


                           As to Empyrean:


                           Mr. Richard C. Adamany
                           Empyrean Bioscience, Inc.
                           23800 Commerce Park Road, Suite A
                           Cleveland, Ohio 44122

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                           With a copy to:


                           Mr. Richard H. Kronthal, Esq.
                           Kaye, Scholer, Fierman, Hays & Handler,, LLP
                           425 Park Avenue
                           New York, NY  10022

17. ASSIGNMENT.

     This Agreement shall be binding on and inure to the benefit of the parties. This Agreement may not be assigned by either party without the prior written consent of the other party hereto.

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     IN WITNESS  WHEREOF,  the  parties  hereto do hereby  sign,  enter into and acknowledge this Agreement on the date first written above.

                                        INTERNATIONAL BIOSCIENCE CORPORATION


                                        By:_____________________________________

                                        Title:__________________________________


                                        EMPYREAN BIOSCIENCE, INC.


                                        By:_____________________________________

                                        Title:__________________________________

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